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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                         ----------------------------------

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported):  July 30, 1997
                                                              -------------



                                STATION CASINOS, INC.
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                (Exact name of registrant as specified in its charter)


NEVADA                             000-21640                          88-0136443
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(State or other                   (Commission                   (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)




2411 WEST SAHARA AVENUE
LAS VEGAS, NEVADA                                            89102
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: 702/367-2411
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                                         N/A
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(Former name or former address, if changed since last report)




This is Page 1 of a Total of 4 Pages.


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ITEM 5. OTHER EVENTS.

         Attached is a press release issued by the Registrant on July 30, 1997. The press release in incorporated herein by this reference.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STATION CASINOS, INC.
                                    a Nevada corporation


                                    By:  /s/ Glenn C. Christenson
                                         --------------------------------------

                                         Glenn C. Christenson
                                         Executive Vice President
                                         Chief Financial Officer and Treasurer

Date:    August 7, 1997
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                                    EXHIBIT INDEX

Exhibit       Exhibit
Number        Description
-------       -----------

99            The Registrant's press release, dated July 30, 1997.





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